UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

KUSH BOTTLES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Newport Circle, Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On May 3, 2018, Kush Bottles, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on May 2, 2018, the Company completed its previously announced acquisition of Summit Innovations, Inc. (“Summit”). Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Summit, KCH Energy, LLC, a wholly owned subsidiary of the Company (“Merger Sub”) and Mark Driver, in his capacity as Member Representative, Summit merged with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of the Company. This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to provide (i) the historical audited financial statements of Summit and (ii) the pro forma condensed combined financial information as required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively. Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Summit as of February 28, 2018 and for the year ended February 28, 2018 are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The consent of RBSM LLP, the Company’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information of the Company and Summit as of February 28, 2018, and for the year ended February 28, 2018 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Title
2.1*†	Agreement and Plan of Merger, dated April 10, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kush Bottles, Inc. on April 10, 2018).
2.2†	Amendment to Agreement and Plan of Merger, dated May 2, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver.
23.1	Consent of Independent Registered Public Accounting Firm
99.1†	Kush Bottles, Inc. Press Release dated May 3, 2018.
99.2	Audited financial statements of Summit Innovations, LLC as of February 28, 2018 and for the year ended February 28, 2018.
99.3	Unaudited pro forma condensed consolidated financial information of Kush Bottles, Inc. and Summit Innovations, LLC as of and for the year ended February 28, 2018.

*	Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.
†	Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSH BOTTLES, INC.
(Registrant)

June 5, 2018	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Title
2.1*†	Agreement and Plan of Merger, dated April 10, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kush Bottles, Inc. on April 10, 2018).
2.2†	Amendment to Agreement and Plan of Merger, dated May 2, 2018, by and among Kush Bottles, Inc., KCH Energy, LLC, Summit Innovations, LLC and Mark Driver.
23.1	Consent of Independent Registered Public Accounting Firm
99.1†	Kush Bottles, Inc. Press Release dated May 3, 2018.
99.2	Audited financial statements of Summit Innovations, LLC as of February 28, 2018 and for the year ended February 28, 2018.
99.3	Unaudited pro forma condensed consolidated financial information of Kush Bottles, Inc. and Summit Innovations, LLC as of and for the year ended February 28, 2018.

*	Schedules (and similar attachments) have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish to the Securities and Exchange Commission a copy of such schedules and exhibits, or any section thereof, upon request.
†	Previously filed.